Exhibit 10.6

AMENDMENT NO. 2 TO THE ICAHN SETTLEMENT AGREEMENT

This Amendment to the Icahn Settlement Agreement (the “Amendment No. 2”) is made and entered into as of September 5, 2016, by and among the persons and entities listed on Schedule A hereto (collectively, the “Icahn Group”, and individually a “member” of the Icahn Group) and Navistar International Corporation, a Delaware corporation (the “Company”).

WHEREAS, the Icahn Group and the Company are parties to that certain Settlement Agreement, effective as of October 5, 2012, by and among the persons and entities listed on Schedule A thereto and the Company, as amended by Amendment No. 1 to the Settlement Agreement, effective as of July 14, 2013 (the “Icahn Settlement Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Icahn Settlement Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The parties hereto hereby agree to amend and restate the last sentence of Section 1(c)(v) of the Icahn Settlement Agreement as follows:

“The Company agrees that, from and after September 5, 2016, so long as an Icahn Nominee is a member of the Board, the Company shall not take any action, or support any person who is seeking, to increase the size of the Board above twelve (12) directors, each having one vote on all matters; and”

2. Other than as expressly described in this Amendment, the Icahn Settlement Agreement shall remain in full force and effect.

3. This Amendment No. 2 constitutes an amendment in writing executed by the parties to the Icahn Settlement Agreement for purposes of Section 13 of the Icahn Settlement Agreement. The terms and provisions of Sections 11 through 20 of the Icahn Settlement Agreement are incorporated herein mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Curt A. Kramer
Name: Curt A. Kramer
Title: Corporate Secretary

[Signature Page to Amendment to Icahn Settlement Agreement]

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

ICAHN OFFSHORE LP

ICAHN PARTNERS LP

ICAHN ONSHORE LP

BECKTON CORP.

HOPPER INVESTMENTS LLC

BARBERRY CORP.

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, general partner
By: Barberry Corp., its sole member

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Treasurer

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Treasurer

/s/ Carl C. Icahn
Carl C. Icahn

[Signature Page to Amendment to Icahn Settlement Agreement]

SCHEDULE A

Barberry Corp.

Beckton Corp.

Carl C. Icahn

Icahn Capital LP

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Icahn Offshore LP

Icahn Onshore LP

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

IPH GP LLC

High River Limited Partnership

Hopper Investments LLC